UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): April 2, 2009


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2009, the Human Resources and Compensation Committee (the "Committee") of the Board of Directors of Conseco, Inc. (the "Company") approved payments to the following named executive officers under the Company's Pay for Performance ("P4P") Incentive Plan based on their respective performances with respect to the targets that had been set for the year ended December 31, 2008:

            Name                        Title                P4P Bonus Payment        Payment Amount as a
                                                                                      Percentage of Target
----------------------------- -------------------------- -------------------------- -------------------------
Edward J. Bonach              Chief Financial Officer            $263,040                      56%
----------------------------- -------------------------- -------------------------- -------------------------
Eric R. Johnson               President, 40|86                    141,223                      28
                              Advisors, Inc.
----------------------------- -------------------------- -------------------------- -------------------------
Scott R. Perry                President, Bankers Life             126,868                      29
                              and Casualty Company
----------------------------- -------------------------- -------------------------- -------------------------
Steven M. Stecher             President, Conseco                  170,172                      42
                              Insurance Group
----------------------------- -------------------------- -------------------------- -------------------------

At his request, the Committee did not award a P4P bonus payment for 2008 to C. James Prieur, the Company's Chief Executive Officer. Based on 2008 results, the amount that would have been payable to Mr. Prieur was approximately $630,000. In addition to the payments set forth above, the Committee approved a retention bonus of $500,000 to Mr. Bonach in recognition of his executive leadership role, payable on December 31, 2010, assuming continued employment through that date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

April 8, 2009
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer